UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 4, 2021

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2021, effective on such date, the board of directors of Credit Acceptance Corporation (referred to as the “Company,” “we,” “our,” or “us”) amended the Company’s amended and restated bylaws (the “Bylaws”) to implement advance notice provisions requiring that shareholders seeking to bring business before an annual meeting of shareholders, or to nominate persons for election as directors at an annual meeting of shareholders or a special meeting of shareholders called for the purpose of electing directors, provide the Company with timely written notice of their proposal, specifying the requirements as to the form and content of a shareholder’s notice and addressing related procedural matters (such amendment of the Bylaws, the “Amendment”). The requirements under these advance notice provisions do not affect the rights of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a‑8 under the Securities Exchange Act of 1934 (the “Exchange Act”).

Under the advance notice provisions added to the Bylaws by the Amendment:

•For business to be properly brought by a shareholder before an annual meeting of shareholders, the shareholder must have given timely notice of the business in proper written form to the Secretary of the Company, and the shareholder must be a shareholder of record on the date of the giving of such notice and on the record date for the meeting.

In the case of notice of business proposed to be brought by a shareholder before the 2022 annual meeting of shareholders, to be timely, the shareholder’s notice must be delivered to or be mailed to and received by the Secretary of the Company at our principal office not earlier than February 8, 2022, and not later than March 10, 2022. In the case of notice of business proposed to be brought by a shareholder before an annual meeting of shareholders following the 2022 annual meeting of shareholders, to be timely, the shareholder’s notice must be delivered to or be mailed to and received by the Secretary of the Company at our principal office (1) if such annual meeting of shareholders is called for a date that is within 25 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than 90 days nor more than 120 days prior to that anniversary date, or (2) if such annual meeting of shareholders is called for a date that is not within 25 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not later than the close of business on the 10th day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs.

To be in proper written form, a shareholder’s notice of business proposed to be brought by such shareholder before an annual meeting of shareholders must include (1) a description of the proposed business, the proposed text of any proposal regarding such business and the reasons for conducting such business at such annual meeting; (2) a representation that the shareholder giving the notice intends to appear in person or by proxy at such annual meeting to bring such business before the meeting; and (3) as to the shareholder giving the notice and any beneficial owner on whose behalf the shareholder is acting, specified information regarding, among other things, ownership of, and transactions in derivative securities and other transactions, agreements, arrangements or understandings with respect to, the Company’s stock; agreements, arrangements or understandings with other persons in connection with or relating to the Company or such business or proposal; and any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to such business proposed to be brought by or on behalf of such person before such annual meeting.

•For a nomination of persons for election to the Company’s board of directors to be made by a shareholder at any annual meeting of shareholders or at any special meeting of shareholders called for the purpose of electing directors, the shareholder must have given timely notice of the nomination in proper written form to the Secretary of the Company, and the shareholder must be a shareholder of record on the date of the giving of such notice and on the record date for the meeting.

In the case of a nomination of persons for election to the Company’s board of directors to be made by a shareholder at the 2022 annual meeting of shareholders, to be timely, the shareholder’s notice of such nomination must be delivered to or be mailed to and received by the Secretary of the Company at our principal office not earlier than February 8, 2022, and not later than March 10, 2022. In the case of a nomination of persons for election to the Company’s board of directors to be made by a shareholder at an annual meeting of shareholders following the 2022 annual meeting of shareholders or at a special meeting of shareholders called for the purpose of electing directors, to be timely, the shareholder’s notice of such nomination must be delivered to or be mailed to and received by the Secretary of the Company at our principal office (1) in the case of an annual meeting of shareholders (a) if such annual meeting of shareholders is called for a date that is within 25 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than 90 days nor more than 120 days prior to that anniversary date, or (b) if such annual meeting of shareholders is called for a date that is not within 25 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not later than the close of business on the 10th day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs, and (2) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which notice of the date of such special meeting was given or public disclosure of the date of such special meeting was made, whichever first occurs.

To be in proper written form, a shareholder’s notice of a nomination of persons for election to the Company’s board of directors to be made by such shareholder at any annual meeting of shareholders or at any special meeting of shareholders called for the purpose of electing directors must be accompanied by a written consent of each proposed nominee to being named in the Company’s proxy materials as a nominee and to serving as a director if elected and a written questionnaire completed by each proposed nominee with respect to such nominee’s background and qualification and must set forth (1) as to the shareholder giving the notice and any beneficial owner on whose behalf the shareholder is acting, specified information generally comparable to that required as to a notifying shareholder and beneficial owner on whose behalf such shareholder is acting under the advance notice provisions for shareholder-proposed business (other than director nominations) at an annual meeting of shareholders, as described above in the immediately‑preceding bullet point; a description of any material interest in such nomination; and a representation that the shareholder giving the notice intends to appear in person or by proxy at such annual meeting or special meeting to nominate the persons named in such notice; and (2) as to each person whom the shareholder giving the notice proposes to nominate for election as a director, specified information, including, among other things, information regarding such person’s name, address and principal occupation or employment; information regarding such person’s ownership of, and transactions in derivative securities and other transactions, agreements, arrangements or understandings with respect to, the Company’s stock; any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of directors at such annual meeting or special meeting; and such person’s written representation and agreement regarding specified matters relating to service on the Company’s board of directors, including, among other things, that such person is not and will not become party to any agreement or understanding as to how such person will act or vote on any issue, is not and will not become a party to any agreement or understanding with any person other than the Company with respect to compensation as a director that is not disclosed in such representation and agreement, intends if elected to serve as a director for the term for which he or she is elected and would comply with policies, guidelines and codes of conduct and ethics of the Company.

The Company may also require any nominee or proposed nominee to furnish other information to determine whether such person would be independent and eligible to serve as a director.

•A shareholder giving notice of a nomination or proposed business in connection with a meeting of shareholders must update and supplement the notice, if necessary, not later than five business days after the record date for the applicable meeting, so that the information provided or required to be provided in such notice pursuant to the advance notice provisions of the Bylaws is true and correct as of the record date for the applicable meeting.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference, and to the complete copy of the Company’s amended and restated bylaws as amended, filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 8.01. Other Events.

Updated Information Regarding 2022 Annual Meeting of Shareholders

We expect that the 2022 annual meeting of shareholders of the Company will occur on or about June 8, 2022 and that we will furnish proxy materials to our shareholders in connection with that meeting beginning on or about April 28, 2022. Based on such dates, and because the date of the 2022 annual meeting of shareholders would be changed by more than 30 days from the anniversary date of the 2021 annual meeting of shareholders, proposals by shareholders that are intended to be presented at the 2022 annual meeting of shareholders must be submitted to our Corporate Secretary no later than December 29, 2021, which we believe is a reasonable time before we begin to print and send our proxy materials for the 2022 Annual Meeting of Shareholders, in order to be considered for inclusion in our proxy materials for the 2022 annual meeting of shareholders pursuant to Rule 14a‑8 under the Exchange Act.

Our bylaws establish an advance notice procedure for director nominations or other proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a‑8 under the Exchange Act, but that a shareholder instead wishes to present directly at an annual meeting of shareholders of the Company. Under these procedures, for such a proposal or nomination to be presented by a shareholder at the 2022 annual meeting of shareholders of the Company, the shareholder must provide us with written notice of such proposal or nomination not earlier than February 8, 2022, and not later than March 10, 2022.

For the 2022 annual meeting of shareholders of the Company, a shareholder proposal submitted outside the processes of Rule 14a‑8 under the Exchange Act will be considered untimely for purposes of Rule 14a-4(c) under the Exchange Act if submitted after March 10, 2022.

The information in this Item 8.01 updates and supersedes the information about the 2022 annual meeting of shareholders of the Company that appeared under the heading “Shareholder Proposals” on page 35 of our proxy statement for the 2021 annual meeting of shareholders of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws.
3.2	Amended and Restated Bylaws, as amended.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: November 4, 2021	By:	/s/ Erin J. Kerber
Erin J. Kerber
Chief Legal Officer